Wave Life Sciences Corporate Presentation October 9, 2018 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

We are leading a new era of precision medicine in which rationally designed nucleic acid therapies are the key to delivering safer, more effective treatments for serious, genetically defined diseases

Architects of transformation Wave Life Sciences is a clinical-stage, genetic medicines company unlocking the potential of a proprietary chemistry platform that enables the precise design, optimization and production of stereopure nucleic acid therapies. Wave has reinvented the design, synthesis and manufacture of nucleic acid therapies to potentially optimize potency, durability and safety PRECISION Ability to design nucleic acid compounds that have one defined and consistent profile SCALE Platform potential across multiple modalities and tissues Internal expertise and capacity for large-scale GMP manufacturing Wave’s chemistry platform is built on a foundation of two core capabilities:

WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases

Creating a new class of oligonucleotides



DEFINE
INDICATION, TARGET TRANSCRIPT, PRODUCT PROFILE
MODALITY
ANTISENSE
RNAi
SPLICING
DESIGN & OPTIMIZE
SEQUENCE
CHEMISTRY
STEREOCHEMISTRY
POTENCY
STABILITY
SPECIFICITY
IMMUNE
Free uptake in cellular models
VALIDATE
POTENCY
DURABILITY
TOXICOLOGY
Animal models
Candidates

WAVE LIFE SCIENCES

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. *Nat Biotechnol*. 2017;35:845-851.

6

Optimizing potency and durability across multiple tissues

CNS

MALAT1 Knockdown in Mice

10 Weeks after single 100 µg injection



Malat1 Knockdown
(% of control)
1.0
0.5
0.0
PBS
Ctx
Str
Cb
Hp
SC

Muscle

DMD: Percent Skipped Transcript in *mdx*23 Mice

Single 150 mg/kg IV injection



Gastroc
% RNA Skipping of Total DMD
25
20
15
10
5
0
PBS
1 Day
4 Days
1 Wk
2 Wks
4 Wks

Eye

MALAT1 Knockdown in Non-Human Primates

Single 450 µg IVT injection



Retina
MALAT1 RNA Remaining Malat1/GAPDH
150
125
100
75
50
25
0
1 Week
8 Weeks
16 Weeks
PBS
Stereopure

Liver

Knockdown of Serum hAPOC3 Protein Levels in Mice

Two 5 mg/kg doses on Days 1&3



hAPOC3 Protein Level
(Relative to PBS)
2.0
1.5
1.0
0.5
0.0
0
1
2
3
4
5
6
7
8
9
10
Weeks
Stereorandom
Stereopure

Data represented in this slide from *in vivo* studies. CNS: PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord.

7

Stereochemistry allows for Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer Cytokine induction in human PBMC assay Chemistry affects immune activation Complement Activation Human TLR9 Activation Cytokine Induction Complement activation in non-human primate serum assay Data represented in this slide from in vitro studies. MOE = 2′-O-methoxyethylribose; PBMC = peripheral blood mononuclear cell; TLR9 = toll-like receptor 9. Stereorandom Stereopure Stereorandom Stereopure

Pipeline spanning multiple modalities, novel targets

	TARGET	ESTIMATED U.S. PREVALENCE*	MECHANISM	DISCOVERY	CANDIDATE	CLINICAL	WAVE'S COMMERCIAL RIGHTS	PARTNER
CNS								
Huntington's disease	mHTT SNP1	~10k / ~35k	(A)	●	●	Phase 1b/2a	50% Global	Takeda
Huntington's disease	mHTT SNP2	~10k / ~35k	(A)	●	●	Phase 1b/2a	50% Global	Takeda
Amyotrophic lateral sclerosis	C9orf72	~1,800	(A)	●	●		50% Global	Takeda
Frontotemporal dementia	C9orf72	~7,000	(A)	●	●		50% Global	Takeda
Spinocerebellar ataxia 3	ATXN3	~4,500	(S)	●	○		50% Global	Takeda
CNS diseases	Multiple†		○	●	○		Milestones & Royalties	Takeda
MUSCLE								
Duchenne muscular dystrophy	Exon 51	~2,000	(E)	●	●	Phase 1/OLE	100% Global	–
Duchenne muscular dystrophy	Exon 53	~1,250	(E)	●	●		100% Global	–
Duchenne muscular dystrophy	Exons 44, 45, 46, 47, 52, 54, 55	~1,500	(E)	●	○		100% Global	–
Neuromuscular diseases	Multiple		○	●	○		100% Global	–
OPHTHALMOLOGY								
Retinal diseases	RHO, USH2A, ABCA4, CEP290	~10,000	○	●	○		100% Global	–
HEPATIC								
Metabolic liver diseases	APOC3 and Multiple (4)‡		(S)	●	○		Milestones & Royalties	Pfizer

(S) = silencing. (A) = allele-specific silencing. (E) = exon skipping. OLE = Open label extension.

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively.
† During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
‡ Pfizer has nominated four undisclosed targets in addition to APOC3.

WAVE™
LIFE SCIENCES

9

Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD

Wave approach: meaningful restoration of dystrophin production through Exon skipping Neuro DMD Exon skipping with stereopure oligonucleotides has the potential to enable production of meaningful levels of functional dystrophin Enabling production of meaningful levels of dystrophin is expected to result in therapeutic benefit Initial patient populations are those amenable to Exon 51 and Exon 53 skipping

Neuro DMD

Exon 51: WVE-210201 clinical program

- WVE-210201 Phase 1 clinical trial
  - Multicenter, double-blind, placebo-controlled, single ascending dose study with I.V. administration
  - Primary endpoint: Safety and tolerability
  - Inclusion criteria: ages 5 to 18, amenable to Exon 51 skipping
    - Ambulatory and non-ambulatory boys eligible, including those previously treated with eteplirsen (following appropriate washout period)
  - Readout expected Q4 2018
- Open-label extension (OLE) study underway
  - Includes up to 40 patients previously treated in the Phase 1 clinical trial
  - Quarterly clinical assessments using validated clinical outcome measures
  - Muscle biopsies and interim analysis with measurement of dystrophin expression via standardized Western Blot
- WVE-210201 planned efficacy and safety clinical trial
  - Double-blind, placebo-controlled, multi-dose study assessing dystrophin expression and clinical outcomes
  - Clinical assessments using validated clinical outcome measures over 48 weeks followed by enrollment into OLE
  - Muscle biopsies and interim analysis with measurement of dystrophin expression via standardized Western Blot

Dystrophin readout expected H2 2019

WAVE™ LIFE SCIENCES

13

Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency in vitro Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to assess ideal profile Neuro DMD Dose Response on Skipping Efficiency (mRNA, in vitro) (4 days)

Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Exon 51: increased dystrophin restoration *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock Drisapersen* Eteplirsen* WVE-210201 WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10 µM concentration of each compound with no transfection agent. WVE-210201 Neuro DMD

Exon 51: in vivo target engagement of WVE-210201 in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively WVE-210201 demonstrated wide tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Single in vivo I.V. dose at 30 mpk in MDX 23 mice Neuro DMD Experimental conditions: Oligo quantifications in tissues were performed using hybridization ELISA assay

Neuro DMD

Exon 53: WVE-N531 in vitro dose-dependent dystrophin restoration

Dystrophin protein restoration of up to 71%

Western Blot normalized to primary healthy human myotube lysate

Standard Curve (% WT lysate in D45-52 lysate)						D45-52 Cells					
						Mock	WVE-N531				
						0	10	3.3	1.1	0.3	Conc [uM]
100%	50%	25%	12%	6%	0%	0%	71%	65%	37%	9.5%	% Dystrophin


Dystrophin
Vinculin

- Free uptake for 6 days in differentiation media with no transfection agent and no peptide conjugated to the oligonucleotide
- Wave stereopure Exon 53 candidate demonstrated a dose-dependent increase in dystrophin restoration in vitro

Interim dystrophin data readout expected in 2020

WAVE™ LIFE SCIENCES

Experimental conditions: D45-52 patient myoblasts were treated with oligonucleotide for 6d under free-uptake conditions in differentiation media. Protein harvested in RIPA buffer and dystrophin restoration analyzed by Western Blot. Signal normalized to vinculin loading control and to primary healthy human myotube lysate (pooled from four donors) forming a standard curve in d45-52 cell lysate.

18

Neuro DMD

Exon 53: targeting oligonucleotide rapidly distributes to muscle within 24 hours after injection


63x oil

Bright field view

Nucleus: Hematoxylin; Light Blue
Wave oligo: ViewRNA, Fast Red



Fluorescence channel view

Nucleus: Hoechst33342; Blue
Wave oligo: Fast Red/Cy3; Pink Red


X (nm)
Y (nm)
Z (nm)
0
6700
13400
20100
26800
33500
40200
46900
53600
60300

Z Stack view

WAVE LIFE SCIENCES

Data derived from *in vivo* preclinical research.

Experimental conditions: A single dose of stereopure oligonucleotide 30 mg/kg IV was administered to *mdx* 23 mice. Tissues collected 24 hours post dose and ASO was detected in muscles using ViewRNA.

19

Stereopure surrogate yields substantial dystrophin protein restoration and CK reduction *Numbers indicate individual animals Experimental conditions: Tissues collected 96 hours post final dose. Protein expression determined by Western Blot. ALT=alanine aminotransferase; AST=aspartate aminotransferase; CK=creatine kinase; GLDH=glutamate dehydrogenase. Serum and plasma clinical chemistry were measured with an Olympus AU640 (Olympus America) and the manufacturer’s reagents and procedures. Neuro DMD 80% 60% 40% 20% 10% 5% 2.5% # 1 #2 #3 #1 #2 #3 #4 #5 #5* Dystrophin Meta-vinculin Vinculin Wild Type/PBS Pool PBS DMD-1742 Gastrocnemius DMD-1742 (4 weekly 150-mg/kg IV injections) Multiple Doses (in vivo mdx23 mice)     Dystrophin Protein Restoration Serum Enzyme Levels 70-90% of dystrophin restoration 87% reduction in creatine kinase (CK) levels

Neuro DMD

Stereopure surrogate restores dystrophin in muscle fibers after single dose

Immunohistochemistry of dystrophin in gastrocnemius in *mdx23* mice at 4 weeks


PBS
10X
DMD-1742
10X
PBS
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X
DMD-1742
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X

Experimental conditions: *mdx23* mice received a single IV injection of PBS or DMD-1742 (150 mg/kg).
Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Cy3 staining is represented by the yellow color.
10X magnification.

WAVE LIFE SCIENCES
21

Neuro DMD

Stereopure surrogate restores dystrophin in muscle fibers after multiple doses

Immunohistochemistry of dystrophin in gastrocnemius in *mdx23* mice at 4 weeks


PBS
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X
DMD-1742
10X
PBS
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X
DMD-1742
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X

Experimental conditions: *mdx23* mice received 4 weekly IV injections of PBS or DMD-1742 (150 mg/kg).
Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Cy3 staining is represented by the yellow color.
10X magnification.

WAVE LIFE SCIENCES

22

Huntington’s Disease

Neuro HD

Huntington's Disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wildtype (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. *Hum Mol Genet*. 2001;10:2515-2523. Dragatsis I, et al. *Nat Genet*. 2000;26:300-306. Leavitt BR, et al. *J Neurochem*. 2006;96:1121-1129. Nasir J, et al. *Cell*. 1995;81:811-823. Reiner A, et al. *J Neurosci*. 2001;21:7608-7619. White JK, et al. *Nat Genet*. 1997;17:404-410. Zeitlin S, et al. *Nat Genet*. 1995;11:155-163. Carroll JB, et al. *Mol Ther*. 2011;19:2178-2185.

WAVE LIFE SCIENCES

24

Neuro HD

Wave approach: novel, allele-specific silencing

- Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD
- Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene
- Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact
- Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population)


mHTT
CAGCAGCAGCAGCAG
expanded CAG repeat
mHTT
SNP1
SNP 1 ~50% of patients
SNP 2 ~50% of patients
SNP2
mHTT
~20% of patients may carry both SNP1 AND SNP 2
SNP1
SNP2
mHTT

Total: Due to overlap, an estimated **~70%** of the total HD patient population carry SNP 1 and/or SNP 2

WAVE LIFE SCIENCES

Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. *Clin Genet.* 2014;86:29–36.

25

Two parallel global placebo-controlled multi-ascending-dose trials for WVE-120101, WVE-120102 Primary objective: assess safety and tolerability of intrathecal doses in early manifest HD patients Additional objectives: exploratory pharmacokinetic, pharmacodynamic, clinical and MRI endpoints Two simultaneous Phase 1b/2a clinical trials Pre-screening blood test to determine presence of SNP 1 or SNP 2 Approximately 50 patients per trial Key inclusion criteria: age ≥25 to ≤65, stage I or II HD Top line data anticipated H1 2019 Neuro HD

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

WAVE LIFE SCIENCES

CIC = cingulate cortex.
CN = caudate nucleus.

28

C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72: a critical genetic risk factor

- C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons
- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue
- First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD
- Most common mutation identified associated with familial ALS and FTD
- Availability of dipeptide biomarker in CSF has potential to accelerate drug development


C9orf72
GGGGCCGGGGCCGGG
expanded GGGGCC repeat


hexanucleotide repeat transcript

30

Neuro C9orf72

Amyotrophic lateral sclerosis

- Neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord
- Affects approximately 15,000-20,000 people in the US with a median survival of three years
- C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance


Familial
FUS
TARDBP
C9ORF72
~40%
SODI
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~10%
Unknown
Sporadic
FUS
TARDBP
SODI
C9ORF72
~8-10%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~90%
Unknown

Top line data expected in H2 2020

Source: Renton AE, Chiò A, Traynor BJ. State of play in amyotrophic lateral sclerosis genetics. *Nat Neurosci*. 2014;17:17–23.

WAVE LIFE SCIENCES

31

Neuro C9orf72

Frontotemporal dementia

- Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills
- Affects approximately 55,000 people in the US
- Second most common form of early-onset dementia after Alzheimer's disease in people under the age of 65
- Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts

Top line data expected in H2 2020


Familial
Other
C9ORF72
~38%
10% - 50%


Sporadic
Other
C9ORF72
~6%
50% - 90%

Sources: Stevens M, et al. Familial aggregation in frontotemporal dementia. *Neurology*. 1998;50:1541-1545. Majounie E, et al. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. *Lancet Neurol.* 2012;11:323-330.

WAVE LIFE SCIENCES

32

Selective silencing in vivo of expanded C9orf72 repeat transcripts Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS and FTD Neuro C9orf72 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay) WVE-3972-01 WVE-3972-01

Neuro C9orf72

WVE-3972-01 produces durable reduction in dipeptides in vivo

Durable reduction of dipeptide in spinal cord and cortex in C9-BAC mice for at least 12 weeks


Spinal Cord
Cortex
PolyGP (Relative expression, means+SEM)
200
150
100
50
0
WVE-3972-01
Stereorandom
WT
PBS
2
8
12
Weeks
Stereopure
Stereorandom

WAVE LIFE SCIENCES

Experimental design: C9-BAC mice received a single ICV injection of PBS or oligonucleotide (100 μg).

34

WVE-3972-01 is distributed widely and taken up in nuclei of motor neurons in mouse spinal cord Neuro C9orf72 Experimental description: C9-BAC mice were administered 50mg of WVE-3972-01 ICV on day 1 and day 8; detection using ViewRNA.   Spinal cord: Oligonucleotide visualization (ViewRNA) eight weeks after intracerebroventricular delivery in mice Widespread and sustained distribution in nuclei of motor neurons in spinal cord

NHP = non-human primate. Experimental design: Cynomolgus monkeys were administered 3 weekly IT doses of ASO; tissues were collected 48 hours after last injection. WVE-3972-01 in nuclei of neurons in NHP CNS Blue: Nuclear, Hematoxylin; Pink Red: ASO/ViewRNA, Fast Red/Cy3 Widespread and sustained distribution in nuclei of neurons in spinal cord and frontal cortex Spinal cord: Oligonucleotide visualization (ViewRNA) after intrathecal delivery in NHPs Frontal Cortex: Oligonucleotide visualization (ViewRNA) after intrathecal delivery in NHPs Neuro C9orf72

Ophthalmology

Ophthalmology

Building a portfolio for inherited retinal diseases

Inherited retinal diseases (IRDs)

- Rare eye disorders caused by genetic mutations leading to progressive vision loss
- No approved therapies for almost all IRDs
- Approximately 200,000 affected in the U.S. and millions world-wide

Wave opportunity

- Oligonucleotides allow for intravitreal (IVT) injection; targeting twice a year dosing
- Stereopure oligonucleotides open up novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response
- Established imaging markers, easily identifiable patient population and historical ophthalmology trial success rates suggest clear path to market

Single IVT injection of stereopure oligonucleotide to NHP results in distribution throughout all layers of the retina and potent, extended duration of effect

Broad Distribution
One Week Post-Dose


PBS
150 µg

MALAT1 oligonucleotide detected using ViewRNA assay; pink = oligonucleotide

>95% Knockdown
in Retina Tissue


% mRNA Remaining (mMALAT1 / mHPRT1)
150
125
100
75
50
25
0
1 week
2 months
4 months
SP ASO
PBS

Genetic target	Inherited retinal disease	US Population Addressable by Wave Approach
RHO P23H	Retinitis pigmentosa	~1,800
USH2A	Usher syndrome 2A	~5,000
ABCA4	Stargardt disease	~2,000
CEP290	Leber congenital amaurosis 10	~1,000

Initial candidate expected in H2 2019

WAVE LIFE SCIENCES

Sources: Daiger S, et al. *Clin Genet.* 2013;84:132-141. Wong CH, et al. *Biostatistics.* 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. *Prog Retin Eye Res.* 2018;62:1–23. Daiger S, et al. *Cold Spring Harb Perspect Med.* 2015;5:a017129. Verbakel S, et al. *Prog Retin Eye Res.* 2018:66:157-186.

38

Partnerships

*Assuming Takeda advances six programs that achieve regulatory approval and commercial sales, Wave will be eligible to receive up to $2 billion in cash milestone payments, of which more than $1 billion would be in precommercial milestone payments. $230+ million in committed cash; eligible for milestones and royalties in excess of $2 billion* Takeda option on global 50:50 share of CNS programs in HD, ALS, FTD and SCA3 Fully funded CNS R&D with Takeda right to license additional preclinical CNS targets over four years Collaborating to maximize portfolio and platform Platform technologies $40 million upfront payment; $871 million in potential milestone payments and royalties Advancing 5 targets, including APOC3, for the treatment of metabolic liver diseases Leveraging Wave proprietary chemistry platform across modalities with GalNAc and Pfizer’s hepatic targeting technology Applying artificial intelligence to discover novel therapies for genetic neuromuscular disorders Utilizing 3D imaging to assess target engagement in specific regions, cell types and subcellular compartments of the brain

Intellectual property strength: breadth and depth of patent portfolio Programs HD candidates DMD candidates Platform Designs Compositions Stereochemistry Process development Improved activity, stability, specificity, immunogenicity Oligonucleotide compositions Monomers, key reagents Methods of synthesis ALS, FTD candidates

Upcoming Wave catalysts Q4 2018: Safety data expected in DMD from Phase 1 trial for WVE-210201 WVE-210201 is the first stereopure oligonucleotide targeting Exon 51 Received EU and US orphan drug designations and US rare pediatric disease designation H1 2019: Data expected in HD from Phase 1b/2a trials for WVE-120101 and WVE-120102 Potential to be first two allele-specific disease-modifying therapies selectively lowering mHTT Received US orphan drug designation H2 2019: Interim dystrophin data readout expected in DMD for WVE-210201 H2 2019: Initial development candidate for inherited retinal disease 2020: Anticipate filing an NDA and pursuing accelerated approval for WVE-210201 in Exon 51 amenable DMD Interim dystrophin data readout expected in DMD for WVE-N531 targeting Exon 53 Top line data expected from WVE-3972-01 C9orf72 programs

Realizing the potential of nucleic acid therapeutics For more information: Graham Morrell, Investor Relations gmorrell@wavelifesci.com 781.686.9600